EXHIBIT 99.1

OpenTV Reports First Quarter 2009 Results

San Francisco, Calif., May 7, 2009 – OpenTV Corp. (NASDAQ: OPTV), a leading software and technology provider of advanced digital television solutions, today announced financial results for its first quarter ended March 31, 2009.

“Our first quarter results show sustained profitability and operational improvements achieved in a difficult global economic environment. Our outlook for 2009 remains cautiously optimistic for the digital television industry as a whole, and we will continue to execute and innovate in order to further strengthen our competitive market position,” said Ben Bennett, OpenTV’s Chief Executive Officer. “OpenTV remains well-positioned in its markets worldwide and maintains a healthy balance sheet. We will continue to leverage our assets to make key strategic investments in next generation technologies in order to meet the demands of a rapidly changing and growing digital television industry.”

Key Operating Measures

USD Millions	Three months ended March 31, 2009	Three months ended March 31, 2008	Change
Revenues	$29.4m	$33.8m	(13.0)%
Net Income	$1.2m	$6.3m	$(5.1	)m
Adjusted EBITDA, before unusual items	$4.1m	$7.6m	$(3.5	)m
Cash, Cash Equivalents and Marketable Debt Securities	$114.2m	$96.0m	19.0%

First Quarter 2009 Results

For the quarter ended March 31, 2009, revenues were $29.4 million, compared to $33.8 million for the first quarter of 2008. Royalties and licenses revenues decreased 2.7% to $21.6 million. Services and other revenues decreased 32.8% to $7.8 million. Adjusted EBITDA, before unusual items, decreased to $4.1 million for the quarter ended March 31, 2009, compared to $7.6 million for the first quarter of 2008.

Net income for the first quarter of 2009 was $1.2 million, or $0.01 per share, compared to $6.3 million, or $0.05 per share, for the first quarter of 2008.

Cash flows from operations were $12.5 million in the first quarter of 2009, compared to cash used in operations of $0.6 million in the comparable 2008 period.

As of March 31, 2009, the Company had a balance of $36.3 million in deferred revenue, compared to $33.2 million as of December 31, 2008.

As of March 31, 2009, the Company had cash, cash equivalents and short and long-term marketable debt securities totaling $114.2 million, compared to $102.8 million as of December 31, 2008.

Segment Information

Revenues

•	In the first quarter of 2009, revenues from the Middleware Solutions segment were $27.0 million, compared to $30.1 million for the same period in the prior year.

•	In the first quarter of 2009, revenues from the Advertising Solutions segment were $2.4 million, compared to $3.7 million for the same period in the prior year.

Contribution Margin

•	In the first quarter of 2009, Middleware Solutions’ contribution margin was $10.9 million, compared to $13.7 million for the same period in the prior year.

•	In the first quarter of 2009, Advertising Solutions’ contribution margin (loss) was $(0.3) million, compared to $0.7 million for the same period in the prior year.

For the first quarter of 2009, total contribution margin from the Company’s operating segments was $10.6 million, compared to $14.4 million in the first quarter of 2008. Unallocated corporate overhead was $6.5 million in the first quarter of 2009, compared to unallocated corporate overhead of $6.8 million in the first quarter of 2008.

Adjusted EBITDA before unusual items and contribution margin are non-GAAP financial measures. Reconciliations of the differences between these non-GAAP financial measures and net income, which is the most directly comparable GAAP financial measure, are included at the end of this press release. Additional information regarding the derivation of Adjusted EBITDA and contribution margin and a statement of the relevance to management of this information and its possible usefulness to investors is also included at the end of this release and on the investor relations page of our Web site.

Summary of Recent Announcements

The following is a summary of key press releases issued by the Company during the first quarter of 2009:

•	OpenTV announced that it opened an office in Mumbai, India to support its existing customers and growing pay-TV market opportunities in the region.

•

OpenTV and ARRIS, a global video, data, voice and next-generation advertising technology supplier presented a joint demonstration of their next generation linear television ad platform at the NCTA Cable Show. The collaboration revolutionizes traditional ad insertion technologies by making TV advertising more relevant, accountable and dynamic based on the newly adopted SCTE-130 standard, which provides a common framework for the development of advanced advertising services.

•

OpenTV also demonstrated advanced advertising management capabilities at the Cable Show with This Technology LLC, a provider of dynamic metadata and advanced advertising supply management software for digital television. Both companies highlighted their ability to deliver a unique, industry-leading offering that empowers cable operators and their network partners to easily manage the dynamic advertising space available for sale. This solution is also based on the SCTE-130 standard.

Conference Call Details

OpenTV will conduct a conference call to discuss the Company’s financial results for the quarter ended March 31, 2009. The details of the call are as follows:

Date and Time:	Thursday, May 7, 2009, at 5:00pm ET / 2:00pm PT
Dial-in number US:	800.261.3417
Dial-in number International:	617.614.3673
Passcode:	15 54 83 96
Participants:	Ben Bennett, Chief Executive Officer
Shum Mukherjee, Chief Financial Officer
Mark Beariault, General Counsel

The Company will also make available on the Investor Relations section of its Web site a slide presentation in PDF format containing additional information about the Company that may be discussed on the conference call.

The conference call replay will be available from May 7, 2009 at 5:00pm ET / 2:00pm PT through May 21, 2009 at 11:59pm ET / 8:59pm PT.

Replay Number US:	888.286.8010
Replay Number International:	617.801.6888
Passcode:	89 05 92 54

About Segment Information

Because our business segments reflect the manner in which management reviews our business, they necessarily involve judgments that management believes are reasonable in light of the circumstances under which they are made. These judgments may change over time or may be modified to reflect new facts or circumstances. Segments may also be changed or modified from time to time to reflect technologies and applications that are newly created or that have changed, or other business conditions that evolve, each of which may result in management reassessing specific segments, the elements included therein and the methodologies used to assess segment performance.

Non-GAAP Financial Measures

“EBITDA” is an acronym for earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA, as used in this release, removes from EBITDA the effects of amortization of intangible assets, share-based compensation expense, other income and expense, and minority interest. “Adjusted EBITDA before unusual items” removes from Adjusted EBITDA the effects of contract amendments that mitigated potential loss positions and restructuring costs.

“Contribution margin,” as used in this release, is defined by the company as segment revenues less related direct or indirect allocable costs, including headcount and headcount-related overhead costs, consulting and subcontractor costs, travel, marketing and network infrastructure and bandwidth costs. Contribution margin excludes unallocated corporate support, interest, taxes, depreciation and amortization, amortization of intangible assets, share-based compensation, impairment of goodwill, impairment of intangibles, other income, minority interest, restructuring provisions, and unusual items such as contract amendments that mitigated potential loss positions. These exclusions reflect costs not considered directly allocable to individual business segments and result in a definition of contribution margin that does not take into account the substantial cost of doing business.

Management believes that “Adjusted EBITDA before unusual items” and “contribution margin” are relevant and useful measures, when considered in conjunction with the comparable GAAP measures, for use by investors in evaluating the operational performance of the company. They are some of the principal measures used by OpenTV’s management to assess the financial performance of its business. OpenTV’s management believes that both Adjusted EBITDA before unusual items and contribution margin provide meaningful information because each measure represents a transparent view of OpenTV’s recurring operating performance and allows management to readily view operating trends, perform analytical comparisons and benchmarking between segments and identify strategies to improve operating performance. While OpenTV’s management may consider Adjusted EBITDA before unusual items and contribution margin to be important measures of comparative operating performance, they should be considered in addition to, but not as a substitute for, profit from operations, net income, cash flow and other measures of financial performance prepared in accordance with accounting principles generally accepted in the United States that are presented in the financial statements included in this press release. Additionally, OpenTV’s calculation of Adjusted EBITDA before unusual items and contribution margin may be different from the calculation used by other companies and, therefore, comparability may be affected. OpenTV reconciles Adjusted EBITDA before unusual items and each reported segment’s contribution margin to its consolidated net income as presented in the accompanying financial statements, because OpenTV believes consolidated net income is the most directly comparable financial measure presented in accordance with GAAP.

While OpenTV believes that the presentation of non-GAAP financial measures contained in this press release complies with the rules and guidance of the SEC, it can give no assurance that it will be able to provide the same or comparable measures in future press releases or announcements. OpenTV may, in the future, present non-GAAP financial measures other than “Adjusted EBITDA before unusual items,” “Adjusted EBITDA” and “contribution margin” that it believes may be useful to investors. Any such determinations will be made with the intention of providing the most useful information to investors and will reflect the information used by OpenTV’s management in assessing its business, which may change from time to time.

Cautionary Language Regarding Forward-Looking Information

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in political, economic, business, competitive, market and regulatory factors. In particular, factors that could cause our actual results to differ include risks related to: delays in the development or introduction of new versions of our products; technical difficulties with networks or operating systems; deterioration of worldwide economic conditions and the potential impact of such conditions on our customer’s purchasing and investment decisions; our ability to manage our resources effectively; changes in technologies that affect the television industry; and the protection of our intellectual property rights. These and other risks are more fully described in our periodic reports and registration statements filed with the Securities and Exchange Commission and can be obtained online at the Commission’s web site at http://www.sec.gov. Readers should consider the information contained in this release together with other publicly available information about our company for a more informed overview of our company. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

About OpenTV

OpenTV is one of the world’s leading providers of advanced digital television solutions dedicated to creating and delivering compelling viewing experiences to consumers of digital content worldwide. The company’s software has been integrated in more than 127 million devices around the world, and enables enhanced program guides, video-on-demand, personal video recording, interactive and addressable advertising, and a variety of enhanced television applications. For more information, please visit www.opentv.com.

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Investor Contacts:	Press Contacts:

Denise Roche	Christine Oury
Brainerd Communicators	OpenTV
Tel: +1 212-986-6667	Tel: +1 415-962-5433
roche@braincomm.com	coury@opentv.com

OPENTV CORP.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share amounts)

	March 31, 2009	December 31, 2008 *
ASSETS
Current assets:
Cash and cash equivalents	$106,693	$93,887
Short-term marketable debt securities	7,173	7,768
Accounts receivable, net of allowance for doubtful accounts of $1,168 and $1,076 at March 31, 2009 and December 31, 2008, respectively	25,888	27,275
Prepaid expenses and other current assets	4,750	4,628

Total current assets	144,504	133,558
Long-term marketable debt securities	316	1,178
Property and equipment, net	7,507	7,974
Goodwill	95,250	95,250
Intangible assets, net	8,179	8,519
Other assets	2,341	2,471

Total assets	$258,097	$248,950

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$2,301	$2,287
Accrued liabilities	22,431	17,602
Accrued restructuring	217	238
Deferred revenue	19,865	16,130

Total current liabilities	44,814	36,257
Accrued liabilities, net of current portion	999	1,160
Accrued restructuring, net of current portion	1,141	1,146
Deferred revenue, net of current portion	16,420	17,092

Total liabilities	63,374	55,655
Commitments and contingencies
OpenTV Shareholders’ equity:
Preference shares, no par value, 500,000,000 shares authorized; none issued and outstanding	—	—
Class A ordinary shares, no par value, 500,000,000 shares authorized;107,927,450 and 108,385,176 shares issued and outstanding, including treasury shares, at March 31, 2009 and December 31, 2008, respectively	2,234,162	2,234,687
Class B ordinary shares, no par value, 200,000,000 shares authorized; 30,206,154 shares issued and outstanding at March 31, 2009 and December 31, 2008	35,953	35,953
Additional paid-in capital	515,933	515,506
Treasury shares at cost, zero and 523,647 shares at March 31, 2009 and December 31, 2008, respectively	—	(623)
Accumulated other comprehensive loss	(2,444)	(2,163)
Accumulated deficit	(2,589,309)	(2,590,496)

Total OpenTV shareholders’ equity	194,295	192,864
Noncontrolling interest	428	431

Total equity	194,723	193,295

Total liabilities and equity	$258,097	$248,950

*	The condensed consolidated balance sheet at December 31, 2008 has been derived from the company’s audited consolidated financial statements at that date.

OPENTV CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except share and per share amounts)

	Three Months Ended March 31,
	2009	2008
Revenues:
Royalties and licenses	$21,627	$22,221
Services and other	7,784	11,584

Total revenues	29,411	33,805
Cost of revenues:
Royalties and licenses	969	1,423
Services and other	10,047	10,073

Total cost of revenues	11,016	11,496

Gross profit	18,395	22,309
Operating expenses:
Research and development	8,635	9,292
Sales and marketing	1,896	2,353
General and administrative	5,723	6,371
Restructuring and impairment costs	(7)	—
Amortization of intangible assets	69	185

Total operating expenses	16,316	18,201

Profit from operations	2,079	4,108
Interest income	106	716
Other income (expense)	(533)	1,854

Profit before income taxes	1,652	6,678
Income tax expense	465	363

Net income	1,187	6,315
Less: Net income attributable to the noncontrolling interest	(3)	(8)

Net income attributable to OpenTV	$1,184	$6,307

Net income attributable to OpenTV per share, basic	$0.01	$0.05

Net income attributable to OpenTV per share, diluted	$0.01	$0.04

Shares used in per share calculation, basic	138,065,010	139,789,266

Shares used in per share calculation, diluted	138,833,063	140,494,112

OPENTV CORP.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Three Months Ended March 31,
	2009	2008
Cash flows from operating activities:
Net income	$1,187	$6,315
Less: Net income attributable to the noncontrolling interest	(3)	(8)

Net income attributable to OpenTV	1,184	6,307
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	1,111	1,034
Amortization of intangible assets	340	1,025
Share-based compensation	548	1,409
Non-cash employee compensation	2	6
Provision for doubtful accounts	360	243
Loss on disposal of fixed assets	(1)	—
Changes in operating assets and liabilities:
Accounts receivable	543	(14,849)
Prepaid expenses and other current assets	(122)	32
Other assets	130	(80)
Accounts payable	242	(1,460)
Accrued liabilities	4,687	2,700
Accrued restructuring	(26)	(593)
Deferred revenue	3,547	3,582

Net cash provided by (used in) operating activities	12,545	(644)
Cash flows from investing activities:
Purchase of property and equipment	(735)	(850)
Proceeds from sale of cost investment	—	1,739
Proceeds from disposal of property and equipment	2	—
Proceeds from sale of marketable debt securities	2,284	11,359
Purchase of marketable debt securities	(890)	(1,330)

Net cash provided by investing activities	661	10,918
Cash flows from financing activities:
Repurchase of restricted shares	(65)	—
Repurchase of treasury shares	(228)	—
Capital contribution from the former controlling shareholder	—	14,333
Proceeds from issuance of ordinary shares	21	—

Net cash provided by (used in) financing activities	(272)	14,333
Effect of exchange rate changes on cash and cash equivalents	(128)	(260)

Net increase in cash and cash equivalents	12,806	24,347
Cash and cash equivalents, beginning of period	93,887	58,599

Cash and cash equivalents, end of period	$106,693	$82,946

Supplemental disclosure of cash flow information:
Cash paid for income taxes	$(57)	$(567)

Non-cash investing and financing activities:
Conversion of exchangeable shares	$—	$2

OPENTV CORP.

UNAUDITED SEGMENT INFORMATION AND RECONCILIATION OF

CONTRIBUTION MARGIN AND ADJUSTED EBITDA TO NET INCOME

(In thousands)

	Three Months Ended March 31,
	2009	2008
Revenues:
Middleware solutions
Royalties and licenses	$21,071	$20,533
Services and other	5,943	9,530

Subtotal - Middleware solutions	27,014	30,063
Advertising solutions
Royalties and licenses	556	1,688
Services and other	1,841	2,054

Subtotal - Advertising solutions	2,397	3,742

Total revenues	$29,411	$33,805

Contribution margin (loss):
Middleware solutions	$10,840	$13,668
Advertising solutions	(271)	686

Total contribution margin	10,569	14,354
Unallocated corporate support	(6,496)	(6,772)

Adjusted EBITDA before unusual items	4,073	7,582
Restructuring and impairment costs	7	—

Adjusted EBITDA	4,080	7,582
Depreciation and amortization	(1,111)	(1,034)
Amortization of intangible assets	(340)	(1,025)
Share-based and non-cash compensation	(550)	(1,415)
Interest income	106	716
Other income (expense)	(533)	1,854

Profit before income taxes	1,652	6,678
Income tax expense	465	363

Net income	1,187	6,315
Less: Net income attributable to the noncontrolling interest	(3)	(8)

Net income attributable to OpenTV	$1,184	$6,307